Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT AND INCREMENTAL ASSUMPTION AGREEMENT

This AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT AND INCREMENTAL ASSUMPTION AGREEMENT, dated as of October 27, 2016 (this “Amendment & Agreement”), is by and among ANDREWS HENDERSON LLC, a Delaware limited liability company (“Henderson”), NETSMART, INC., a Delaware corporation (the “Company”), NETSMART TECHNOLOGIES, INC., a Delaware corporation (“Netsmart Technologies”; Netsmart Technologies, collectively with Henderson and the Company, the “Borrowers”), as a Borrower and Borrower Representative, each other Loan Party party hereto under, and as defined in, the Credit Agreement referred to below, the Incremental Term Lenders party hereto, and UBS AG, STAMFORD BRANCH, as Administrative Agent.

WHEREAS, reference is hereby made to the First Lien Credit Agreement, dated as of April 19, 2016, among the Borrowers, the Subsidiaries of the Borrowers from time to time party thereto, NATHAN INTERMEDIATE LLC, a Delaware limited liability company (“Holdings”), UBS AG, Stamford Branch as the Administrative Agent, the Lenders from time to time party thereto, and the other agents, issuers and arrangers party thereto (as the same may be amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified prior to giving effect to this Amendment & Agreement, the “Credit Agreement”);

WHEREAS, substantially concurrently with the execution of this Amendment & Agreement, (a) pursuant to that certain Agreement and Plan of Merger, dated as of October 27, 2016 (the “First Amendment Merger Agreement”), by and among the Company, HMX Acquisition LLC, a Delaware limited liability company (“First Amendment Merger Sub”), HealthMEDX, LLC, a Delaware limited liability company (“HealthMEDX” and, together with First Amendment Merger Sub, collectively, the “New Loan Parties”), and SEI VI HMX AIV, L.P., as Members’ Representative, First Amendment Merger Sub shall merge (such merger, the “First Amendment Transaction”) with and into HealthMEDX, with HealthMEDX as the surviving entity of such merger, and (b) the New Loan Parties shall execute and deliver a Joinder Agreement in substantially the form attached as Exhibit D to the Credit Agreement (the “First Amendment Joinder Agreement”), a Security Agreement Joinder Agreement (the “First Amendment Security Agreement Joinder Agreement”), and a joinder agreement to the Intercreditor Agreement (the “First Amendment Intercreditor Joinder Agreement”);

WHEREAS, the Borrowers have requested pursuant to Section 2.23(a)(E) of the Credit Agreement an Incremental Term Facility in an aggregate principal amount of $40,000,000 (the “Term B-1 Commitments”), which will be available on the Effective Date, and which Term B-1 Commitments shall constitute an Incremental Term Facility under the Credit Agreement and the loans thereunder (the “Term B-1 Loans”) Incremental Term Loans under the Credit Agreement;

WHEREAS, each Incremental Term Lender is willing to make the Term B-1 Loans in each case in the amounts set forth opposite such Incremental Term Lender’s name in Schedule 1.01A hereof; and

WHEREAS, this Amendment & Agreement shall constitute a written request by the Borrowers to the Administrative Agent to add the Incremental Term Facility as set forth in Section 2.23 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each capitalized term used herein has the meaning assigned to such term in the Credit Agreement.  The rules of construction and other interpretive provisions specified in Sections 1.03 and 1.04 of the Credit Agreement shall apply to this Amendment & Agreement, including terms defined in the preamble and recitals hereto.

Section 2. New Term B-1 Loans. The Credit Agreement is, as of the Effective Date and subject to the satisfaction of the applicable conditions precedent set forth in Section 5 of this Amendment & Agreement, hereby amended as follows:

(a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

““Amendment No. 1” means that certain Amendment No. 1 to First Lien Credit Agreement and Incremental Assumption Agreement, dated as of October 27, 2016, by and among the Borrowers, the other Loan Parties party thereto, the Incremental Term Lenders (as defined therein) and the Administrative Agent.”

““Amendment No. 1 Effective Date” means the date on which Amendment No. 1 to this Agreement becomes effective in accordance with its terms.”

““Term B-1 Commitment” has the meaning assigned to such term in Amendment No. 1.”

““Term B-1 Loan Lender” means, at any time, any Lender that has a Term B-1 Commitment or Term B-1 Loan at such time.”

““Term B-1 Loan” has the meaning assigned to such term in Amendment No. 1.”

(b) Schedule 1.01(b) of the Credit Agreement is amended by adding thereto the table provided in Schedule 1.01(a) hereto.

(c) Pursuant to Section 2.23 of the Credit Agreement, upon the funding of the Term B-1 Loans on the Effective Date, the Term B-1 Loans shall automatically and without further action by any Person constitute additional Term Loans for all purposes of the Credit Agreement and the other Loan Documents.  Except as set forth below, the terms and provisions of the Term B-1 Loans shall be identical to those of the existing Term Loan under the Credit Agreement and references in the Credit Agreement to the Term Loan shall include the Incremental Term Loans.  For the avoidance of doubt, it is understood and agreed that the Term B-1 Loans shall constitute a separate Class of Term Loans than the Initial Term Loans.

(d) Pursuant to Section 2.23(a)(ix) of the Credit Agreement, for the avoidance of doubt, the Borrowers and the Term B-1 Loan Lenders hereby direct the Administrative Agent to apply any prepayments of Term Loans (other than scheduled amortization payments pursuant to Section 2.11(a) of the Credit Agreement) to the Initial Term Loans and the Term B-1 Loans on a pro rata basis.

(e) The Incremental Term Facility (and commitment in respect thereof) provided for hereunder shall terminate on the Effective Date immediately upon the borrowing of Incremental Term Loans pursuant to Section 5 below.

(f) The definition of the term “Adjusted LIBO Rate” shall be amended by adding the words “and the Term B-1 Loans” after the words “Initial Term Loans” contained therein.

(g) The definition of the term “Alternate Base Rate” shall be amended by adding the words “and the Term B-1 Loans” after the words “Initial Term Loans” in clause (ii) of the proviso contained therein.

(h) The definition of the term “Applicable Rate” shall be amended by replacing clause (a) thereof in its entirety with the following:

“(a) (x) with respect to Initial Revolving Loans and Initial Term Loans (i) with respect to any LIBO Rate Loan, 4.75% and (ii) with respect to any ABR Loan, 3.75% and (y) with respect to the Term B-1 Loans, (i) with respect to any LIBO Rate Loan, 4.50% and (ii) with respect to any ABR Loan, 3.50%,”,

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(i) The definition of the term “Class” shall be amended by adding the phrase “Term B-1 Loans,” immediately after the phrase “Initial Term Loans,” in clause (a) thereof.

(j) The definition of the term “Maturity Date” shall be amended by adding the words “and the Term B-1 Loans” immediately after the words “Initial Term Loans” in clause (a) thereof.

(k) The definition of the term “Term Loans” shall be amended by adding the words “the Term B-1 Loans,” immediately after the words “Initial Term Loans,” contained therein.

(l) Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

“Subject to the terms and conditions set forth herein or in Amendment No. 1, as the case may be, each Term Lender agrees, severally and not jointly, to make (x) Initial Term Loans to the Borrowers on the Closing Date or (y) Term B-1 Loans to the Borrowers on the Amendment No. 1 Effective Date, in each case in an aggregate principal amount requested by the Borrowers not to exceed such Lender’s respective Term Loan Commitments with respect to Initial Term Loans or Term B-1 Loans, as the case may be.  Amounts paid or prepaid in respect of the Initial Term Loans and the Term B-1 Loans may not be reborrowed.”

(m) Section 2.03(a)(a) of the Credit Agreement is hereby amended by inserting the phrase “or on the Amendment No. 1 Effective Date” after the phase “on the Closing Date” contained therein.

(n) Section 2.11(a) of the Credit Agreement is hereby amended by inserting the following sentence immediately following the first sentence contained therein:

“Each Borrower jointly and severally hereby unconditionally promise to repay the outstanding Term B-1 Loans to the Administrative Agent for the account of each Term B-1 Lender (i) on each Loan Installment Date, commencing on the last Business Day of December 2016, in each case in an amount equal to $100,250.63 (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.12 and Section 9.05(g) or increased as a result of any increase in the amount of such Term B-1 Loans pursuant to Section 2.23(a)), and (ii) on the Term Loan Maturity Date, the remainder of the principal amount of the Term B-1 Loans outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.”

(o) The final of sentence of Section 2.12(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Each prepayment of Term Loans made pursuant to this Section 2.12(a) shall be applied (i) ratably between the Initial Term Loans and the Term B-1 Loans and (ii) within each Class of Term Loans, against the remaining scheduled installments of principal due in respect of such Class of Term Loans in the manner specified by the Borrowers or, if not so specified on or prior to the date of such optional prepayment, in direct order of maturity.”

(p) Section 2.12(b)(ii) of the Credit Agreement is hereby amended by inserting the parenthetical “(ratably between the Initial Term Loans and the Term B-1 Loans)” immediately following the words “Term Loans” the first time such words are used in such section.

(q) Section 2.12(b)(iii) of the Credit Agreement is hereby amended by inserting the parenthetical “(ratably between the Initial Term Loans and the Term B-1 Loans)” immediately following the words “Term Loans” in each case such words are used in such section.

(r) Section 2.12(b)(iv) of the Credit Agreement is hereby amended by inserting the parenthetical “(ratably between the Initial Term Loans and the Term B-1 Loans)” immediately following the words “Term Loans” the final time such words are used in such section.

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(s) The first sentence of Section 5.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrowers shall use proceeds of the Initial Term Loans solely to finance a portion of the Transactions (including working capital, payment of Transaction Costs and/or purchase price adjustments under the Acquisition Agreement) and the Borrowers shall use proceeds of the Term B-1 Loans on the Amendment No. 1 Effective Date solely to finance a portion of the First Amendment Transaction (as defined in Amendment No. 1) (including working capital and/or purchase price adjustments in connection therewith and the payment of transaction costs associated therewith).”

Section 3. Incremental Term Lenders. Each Incremental Term Lender party hereto hereby acknowledges and agrees that it has an Incremental Term Facility in the amount set forth opposite such Incremental Term Lender’s name on Schedule 1.01A to this Amendment & Agreement and severally and not jointly agrees to make to the Borrowers Incremental Term Loans on the Effective Date, in Dollars, in an aggregate amount not in excess of the Incremental Term Lender’s Incremental Term Facility hereunder. From and after the Effective Date, (i) the Incremental Term Lender party hereto shall be a Term B-1 Lender for all purposes under the Credit Agreement and the other Loan Documents and (ii) the Incremental Term Facility of the Incremental Term Lender party hereto shall be a Term B-1 Commitment for all purposes under the Credit Agreement and the other Loan Documents.

Section 4. Effect of Amendment & Agreement; Reaffirmation and Ratification of Obligations; Etc. Except as expressly set forth herein or in the Credit Agreement (as amended by this Amendment & Agreement), this Amendment & Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent (including its capacity as First Lien Collateral Agent, as defined in the Pledge and Security Agreement) under the Credit Agreement or under any other Loan Document or constitute a course of conduct or dealing among the parties, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The Borrowers and each other Loan Party acknowledges and agrees that (A) the Credit Agreement (as amended by this Amendment & Agreement) and each other Loan Document to which it is a party and the Loan Guaranty contained therein is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms and (B) the Credit Agreement and the other Loan Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Obligations (including with respect to the Term B-1 Loans) on the terms and conditions set forth in the Credit Agreement and the other Loan Documents, and hereby ratifies the security interests and guarantees granted by it pursuant to the Credit Agreement and the other Loan Documents.  On and as of the Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Credit Agreement (as amended by this Amendment & Agreement).  This Amendment & Agreement constitutes a Loan Document.

Section 5. Conditions to Effectiveness. This Amendment & Agreement, and the obligations of the Lenders to make Term B-1 Loans, shall become effective on the first date (the “Effective Date”) when, and only when, each of the applicable conditions set forth below have been satisfied (or waived) in accordance with the terms herein:

(a) Amendment. The Administrative Agent shall have received counterparts of this Amendment & Agreement duly executed and delivered by each of (A) the Borrowers and the other Loan Parties (excluding the New Loan Parties), (B) the Incremental Term Lenders providing 100% of the Incremental Term Commitments, and (C) the Administrative Agent;

(b) Legal Opinions. The Administrative Agent shall have received, on behalf of itself, the Issuing Banks, the Swing Line Lender and the Lenders (including the Incremental Term Lenders) on the Effective Date, a customary written opinion of Paul Hastings LLP, counsel for Parent, the Borrowers and each other Loan Party (including the New Loan Parties) (i) dated the Effective Date, (ii) addressed to the Administrative Agent, each Issuing Bank, the Swing Line Lender and the Lenders (including the Incremental Term Lenders) and (iii) in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Loan Documents as the Administrative Agent shall reasonably request;

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(c) Closing Certificates; Certified Charters; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party (including the New Loan Parties), dated the Effective Date and executed by a Responsible Officer of such Loan Party, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its board of directors, members or other governing body (including any committee thereof) authorizing the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrowers, the Borrowings hereunder, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect, (B) identify by name and title and bear the signatures of the Responsible Officer or authorized signatory of such Loan Party authorized to sign the Loan Documents to which it is a party on the Effective Date, (C) certify that attached thereto is a true and complete copy of the certificate or articles of incorporation or organization (or memorandum of association or other equivalent thereof) of such Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management, partnership or similar agreement (to the extent applicable) and that such documents or agreements have not been amended since the date of the last amendment thereto shown on the certificate of good standing referred to below (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) and (D) a certification as to the incumbency of the Responsible Officer signing the certificates delivered pursuant to this clause (c)(i), (ii) a certificate of good standing (or subsistence) with respect to each Loan Party (including the New Loan Parties) from the Secretary of State (or similar official) of the state of such Loan Party’s organization (to the extent relevant and  available in the jurisdiction of organization of such Loan Party) and (iii) a customary officer’s certificate dated the Effective Date and executed by a Responsible Officer of the Borrower Representative, certifying that (A) no Event of Default shall have occurred and be continuing or would result from the issuance of the Term B-1 Loans, (B) the Borrowers are in compliance with clauses (a), (b), and (c) of the definition of “Permitted Acquisition” and (C) the execution and delivery of this Amendment & Agreement by each Loan Party party thereto and the performance by such Loan Party thereof does not violate or result in a default under the Second Lien Term Loan Agreement or any of the Loan Documents (as defined in the Second Lien Term Loan Agreement).

(d) Representations and Warranties. Each of the representations and warranties made by any Loan Party in Section 6 of this Amendment and Agreement or in or pursuant to the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date as if made on and as of such date except, (A) to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date and (B) that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects.

(e) Fees. (i) Golub Capital Markets LLC shall have received all fees required to be paid by the Borrowers on the Effective Date pursuant to that certain Fee Letter, dated as of October 27, 2016, among the Borrowers and Golub Capital Markets LLC, and (ii) all expenses required to be paid pursuant to the Credit Agreement on the Effective Date, to the extent invoiced at least one Business Days prior to the Effective Date, shall have been or concurrently herewith will be paid (which amounts may be offset against the proceeds of the Term B-1 Loans).

(f) First Amendment Joinder Agreement, First Amendment Security Agreement Joinder Agreement, First Amendment Intercreditor Joinder Agreement, Pledged Stock, Stock Powers, Etc. The Administrative Agent shall have received the First Amendment Joinder Agreement, the First Amendment Security Agreement Joinder Agreement, the First Amendment Intercreditor Joinder Agreement, a Joinder Agreement in substantially the form attached as Exhibit D to the Second Lien Term Loan Agreement and a Security Agreement Joinder Agreement (as defined in the Second Lien Term Loan Agreement), in each case, duly executed and delivered by the New Loan Parties and (ii) the Administrative Agent (or its bailee) shall have received the certificates representing the Capital Stock pledged pursuant to the Pledge and Security Agreement (as amended by the First Amendment Security Agreement Joinder Agreements), together with an undated stock or similar power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

(g) Filings Registrations and Recordings. Subject to the terms of each applicable Collateral Document, each document (including any UCC (or similar) financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of itself and the other Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Permitted Liens), shall be in proper form for filing, registration or recordation.

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(h) Refinancings. The Administrative Agent shall have received evidence reasonably satisfactory to it of the repayment, redemption, defeasance, discharge, refinancing or termination in full of all amounts, if any, due or owing under (x) that certain Loan and Security Agreement, dated as of March 11, 2016, between HealthMEDX and Comerica Bank and (y) that certain loan arrangement between ACD Holdings, Inc., a Missouri corporation (f/k/a HealthMEDX, Inc.), and HealthMEDX (together with the credit agreement referenced in clause (x), the “Existing Credit Agreements”), and the release of all guarantees in connection with the Existing Credit Agreements and security therefor, and the termination of all commitments under the Existing Credit Agreements.

(i) First Amendment Transaction. Substantially concurrently with the initial funding of the Term B-1 Loans hereunder, the transactions contemplated by the First Amendment Merger Agreement shall have been consummated in accordance in all material respects with the terms of the First Amendment Merger Agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

(j) Borrowing Requests. The Administrative Agent shall have received, in accordance with Section 2.03 of the Credit Agreement, a duly executed Borrowing Request with respect to the Term B-1 Loans to be borrowed on the Effective Date.

(k) USA PATRIOT Act. No later than one Business Days in advance of the Closing Date, the Administrative Agent shall have received all documentation and other information reasonably requested by it in writing in advance of the Closing Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

For purposes of determining whether the conditions specified in this Section 5 have been satisfied, by funding its Term B-1 Loans hereunder, the Administrative Agent and each Incremental Term Lender that has executed this Amendment & Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or such Incremental Term Lender, as the case may be.

Section 6. Representations and Warranties. Each of Holdings (solely to the extent applicable to it), the Borrowers and the other Loan Parties, on behalf of themselves and their respective Subsidiaries, represent and warrant on the date hereof to the Lenders holding Term B-1 Commitments on the date hereof and the Administrative Agent that:

(a) Authorization; Enforceability. The execution, delivery and performance of this Amendment & Agreement are within each applicable Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Amendment & Agreement has been duly executed and delivered by each Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and fair dealing.

(b) Governmental Approvals; No Conflicts. The execution and delivery of this Amendment & Agreement by each Loan Party party thereto and the performance by such Loan Party thereof (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) for filings necessary to perfect Liens created pursuant to the Loan Documents or the “Loan Documents” (as defined in the Second Lien Term Loan Agreement) and (iii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (b) will not violate any (i) of such Loan Party’s Organizational Documents or (ii) any Requirements of Law applicable to such Loan Party which, in the case of this clause (b)(ii), could reasonably be expected to have a Material Adverse Effect and (c) will not violate or result in a default under any Contractual Obligation of any of the Loan Parties which would reasonably be expected to result in a Material Adverse Effect.

(c) Secured Net Leverage Ratio. After giving effect to the incurrence of the Term B-1 Loans anticipated hereby, the First Lien Net Leverage Ratio does not exceed 4.75:1.00, calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period for which financial statements have been delivered pursuant to Section 5.01(b) or (c), as applicable, of the Credit Agreement, and, in each case, disregarding the Cash proceeds thereof for

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the purposes of determining the Unrestricted Cash Amount in connection with calculating the First Lien Net Leverage Ratio.

Section 7. Further Assurances. The Loan Parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment & Agreement.

Section 8. Severability. Any provision of this Amendment & Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment & Agreement.

Section 10. Governing Law. THIS AMENDMENT & AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT & AGREEMENT (OTHER THAN AS EXPRESSLY SET FORTH IN THE OTHER LOAN DOCUMENTS), WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 11. Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. Each of the provisions provided in the following sections of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if the phrase “this Agreement” in any such provision referred to this Amendment & Agreement: Section 9.10(b), (c) and (d) and Section9.11.

Section 12. Counterparts. This Amendment & Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment & Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ANDREWS HENDERSON LLC,
a Delaware limited company, as Borrower

By:	/s/Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

NETSMART, INC.,
a Delaware Corporation, as Borrower

By:	/s/Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

NETSMART TECHNOLOGIES, INC.,
a Delaware corporation, as Borrower and Borrower
Representative

By:	/s/Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

NATHAN INTERMEDIATE LLC,
A Delaware limited liability company, as Holdings

By:	/s/Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

NETSMART ILLINOIS, INC.,
a Delaware corporation, as Subsidiary Guarantor

By:	/s/Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

NETSMART NEW YORK, INC.,
a Delaware corporation, as Subsidiary Guarantor

By:	/s/Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

LWS ACQUISITION CORP.,
a Delaware corporation, as Subsidiary Guarantor

By:	/s/Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to First Lien Credit Agreement and Incremental Assumption Agreement]

DEFRAN SYSTEMS, INC.,
a New York, as Subsidiary Guarantor

By:	/s/Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

SEQUEST PARENT COMPANY, INC.,
a Delaware corporation, as Subsidiary Guarantor

By:	/s/Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

SEQUEST HEALTHCARE BILLING, INC.,
a Delaware corporation, as Subsidiary Guarantor

By:	/s/Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

SEQUEST TECHNOLOGIES, INC.,
an Illinois corporation, as Subsidiary Guarantor

By:	/s/Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

TREND ACQUISITION CORP.,
a Delaware corporation, as Subsidiary Guarantor

By:	/s/Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to First Lien Credit Agreement and Incremental Assumption Agreement]

UBS AG, STAMFORD BRANCH,
as Administrative Agent

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

[Signature Page to Amendment No. 1 to First Lien Credit Agreement and Incremental Assumption Agreement]

PEACH FUNDING CORPORATION,
As Incremental Term Lender

By:	GC Advisors LLC its Manager,

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to Amendment No. 1 to First Lien Credit Agreement and Incremental Assumption Agreement]

Schedule 1.01A

Incremental Term Facility

Incremental Term Lender	Incremental Term Commitment

Peach Funding Corporation	$40,000,000.00

Total:	$40,000,000.00